J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name: AMC Diligence, LLC

Business Name (if Different):

Principal Business Address: 150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name: J.P. Morgan Mortgage Acquisition Corp.

Business Name (if Different):

Principal Business Address: 383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2020
Fitch Ratings, Inc.	U.S. RMBS Ratings Criteria, April 18, 2022
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, February 2, 2021
S&P Global Ratings	Methodology and Assumptions for Rating U.S. RMBS Issued 2009 and Later dated February 22, 2018

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1: AMC Diligence, LLC

By: Tim Van Houtte

Signature: /s/ Tim Van Houtte_____

Date: May 17, 2023___________

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Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on second lien home equity line of credit (HELOC) residential mortgages acquired from various parties. The review was conducted on behalf of J.P. Morgan Mortgage Acquisition Corp. (“Client”) during multiple transactions from November 2022 to May 2023 via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between June 2022 and March 2023.

(2) Sample size of the assets reviewed.

The Review was conducted on one thousand nine hundred forty-eight (1,948) loans selected by the Client. Subsequent to review, the Client reduced the population to one thousand seven hundred sixty-nine (1,769) mortgage loans with an aggregate original principal balance of approximately $154.987 million for unknown reasons.

(3) Determination of the sample size and computation.

The Review was conducted on 100% of the loan population mentioned above, consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	City	Investor: Qualifying Housing Ratio	Original CLTV	Property Type
Amortization Term	Coborrower First Name	Investor: Qualifying Total Debt Ratio	Original Interest Rate	Purpose
Amortization Type	Coborrower Last Name	Lien Position	Original Loan Amount	Refi Purpose
Appraised Value	Contract Sales Price	LTV Valuation Value	Original LTV	Representative FICO
Borrower First Name	Doc Type	Margin	Original P&I	State
Borrower FTHB	First Payment Date	Maturity Date	Original Term	Street
Borrower Last Name	Initial Rate Lock Date	Note/HELOC Agreement Date	Other Financing Junior Total Original Loan Amount	Zip
Cash From Borrower	Interest Only	Occupancy	Product Description

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that were provided to AMC and/or as directed by Client.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the tape submission including (a) the most recent FICO (scores from

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Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment or Ownership and Encumbrance report addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are

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items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note/HELOC agreement, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

For the loans where a Property Review was performed, if more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable
i)	failure to provide the applicable home equity initial and account opening disclosures
ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner
d)	Tolerances (§§1026.18, 22 23, and 38):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.
e)	High-cost Mortgage (§§1026.31, 32 and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

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f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

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ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(IV) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(V) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VI) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VII) Federal and state specific late charge and prepayment penalty provisions.

(VIII) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(IX) FIRREA Review (862 Loans with Property Review)

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

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In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(X) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

  Initial application (1003);
  Underwriting summary / loan approval (1008);
  Credit report;
  Income and employment documentation;
  4506T;
  Asset documentation;
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Final 1003;
  Changed circumstance documentation;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note/HELOC Agreement;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards;
  Initial and final GFE’s;
  HUD from sale of previous residence;
  Final HUD-1 settlement statement or Line of Credit Closing Statement, if provided;
  Initial TIL;
  Final TIL;
  Loan Estimates;
  Closing Disclosures; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its

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review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”) and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were one thousand seven hundred sixty-nine (1,769) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable S&P NRSRO grading criteria, four hundred eight (408) (23.06%) loans had an overall loan grade of “B”. After all documents were presented, under the applicable DBRS, Fitch and Kroll NRSRO grading criteria, four hundred seven (407) (23.01%) loans had an overall loan grade of “B”. Thirty-seven (37) of the loans with an overall grade of “B” had exceptions across multiple exception types.

Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	B	GSE Fannie Mae 2014 – 3% Points and Fees	108
		Missing, Incorrect, or Incomplete Final or Initial 1003	43
		Missing Non-Required Data	39
		Missing Disclosure	19
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	15
		Misc. State Level	14
		TILA	5
		State Defect	4
		Missing Application Date	3
		Total Compliance Grade (B) Exceptions:	250
Total Compliance Exceptions:			250

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Credit	B	Title	154
		Loan Package Documentation	33
		Guideline	18
		Income / Employment	15
		Borrower and Mortgage Eligibility	2
		Missing Document	1
		Total Credit Grade (B) Exceptions:	223
Total Credit Exceptions:			223
Property	B	Property - Appraisal	2
		Appraisal Reconciliation	1
		Total Property Grade (B) Exceptions:	3
Total Property Exceptions:			3
Grand Total:			476

Exception Type	DBRS, Fitch and Kroll Final Exception Rating	Exception Category	Total
Compliance	B	GSE Fannie Mae 2014 – 3% Points and Fees	108
		Missing, Incorrect, or Incomplete Final or Initial 1003	43
		Missing Non-Required Data	39
		Missing Disclosure	19
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	15
		Misc. State Level	14
		TILA	5
		State Defect	4
		Missing Application Date	3
		Total Compliance Grade (B) Exceptions:	250
Total Compliance Exceptions:			250
Credit	B	Title	154
		Loan Package Documentation	33
		Guideline	18
		Income / Employment	15
		Borrower and Mortgage Eligibility	2
		Missing Document	1
		Total Credit Grade (B) Exceptions:	223
Total Credit Exceptions:			223
Property	B	Property - Appraisal	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			2
Grand Total:			475

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COMPLIANCE RESULTS SUMMARY

Of the one thousand seven hundred sixty-nine (1,769) loans reviewed, under the applicable NRSRO grading criteria, two hundred thirty-three (233) had a Compliance Review “B” grade. Fourteen (14) of the loans with an overall grade of “B” had multiple compliance exceptions.

NRSRO Grade	# of Loans	% of Loans
A	1,536	86.83%
B	233	13.17%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Of the one thousand seven hundred sixty-nine (1,769) loans reviewed, a Property Review was conducted on eight hundred sixty-two (862) (48.73%) of the loans. Of the eight hundred sixty-two (862) loans reviewed, under the applicable S&P NRSRO grading criteria, three (3) loans had a Property Review “B” grade for property/appraisal related issues (see exception detail below). Of the eight hundred sixty-two (862) loans reviewed, under the applicable DBRS, Fitch and Kroll NRSRO grading criteria, two (2) loans had a Property Review “B” grade for property/appraisal related issues (see exception detail below).

S&P NRSRO Grade	# of Loans	% of Loans
A	859	99.65%
B	3	0.35%
C	0	0.00%
D	0	0.00%

DBRS, Fitch, and Kroll, NRSRO Grade	# of Loans	% of Loans
A	860	99.77%
B	2	0.23%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

One thousand five hundred sixty (1,560) mortgage loans (88.19%) of the total received an “A” Credit Review grade. The two hundred nine (209) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	1,560	88.19%
B	209	11.81%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand seven hundred sixty-nine (1,769) mortgage loans reviewed, one thousand seven hundred fifty-four (1,754) (99.15%) mortgage loans had tape discrepancies across twenty-two (22) unique data fields. The most common tape discrepancies were Original LTV (93.50%), Original P&I (80.05%) and Original Interest Rate (72.81%). AMC found generally that the DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines. The Original LTV discrepancies were generally due to the tape reflecting the CLTV as the LTV.

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Field	# of Loans	% of Loans
Original LTV	1,654	93.50%
Original P&I	1,416	80.05%
Original Interest Rate	1,288	72.81%
Original CLTV	965	54.55%
LTV Valuation Value	633	35.78%
Investor: Qualifying Total Debt Ratio	492	27.81%
Property Type	267	15.09%
Representative FICO	265	14.98%
Original Loan Amount	243	13.74%
Interest Only	92	5.20%
Borrower First Name	90	5.09%
Street	72	4.07%
Coborrower First Name	61	3.45%
Coborrower Last Name	61	3.45%
City	20	1.13%
Borrower Last Name	18	1.02%
Refi Purpose	12	0.68%
Zip	10	0.57%
Appraised Value	8	0.45%
Other Financing Junior Total Original Loan Amount	7	0.40%
Occupancy	2	0.11%
Contract Sales Price	1	0.06%

ADDITIONAL LOAN POPULATION SUMMARY*

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Not Applicable	1,769	100.00%	$178,020,413.26	100.00%
Total	1,769	100.00%	$178,020,413.26	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	1,769	100.00%	$178,020,413.26	100.00%
Total	1,769	100.00%	$178,020,413.26	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
2	1,769	100.00%	$178,020,413.26	100.00%
Total	1,769	100.00%	$178,020,413.26	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	1,741	98.42%	$173,989,073.26	97.74%
Other-than-first-time Home Purchase	19	1.07%	$2,969,510.00	1.67%
First Time Home Purchase	5	0.28%	$463,580.00	0.26%
Cash Out: Debt Consolidation	3	0.17%	$498,250.00	0.28%
Cash Out: Home Improvement/Renovation	1	0.06%	$100,000.00	0.06%
Total	1,769	100.00%	$178,020,413.26	100.00%

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Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	1,567	88.58%	$154,407,872.26	86.74%
181-240 Months	202	11.42%	$23,612,541.00	13.26%
Total	1,769	100.00%	$178,020,413.26	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,208	68.29%	$119,380,811.26	67.06%
PUD	490	27.70%	$49,889,335.00	28.02%
Condo, Low Rise	41	2.32%	$4,045,477.00	2.27%
2 Family	12	0.68%	$1,513,480.00	0.85%
Condo, High Rise	9	0.51%	$2,076,310.00	1.17%
3 Family	4	0.23%	$765,000.00	0.43%
1 Family Attached	3	0.17%	$200,000.00	0.11%
Townhouse	2	0.11%	$150,000.00	0.08%
Total	1,769	100.00%	$178,020,413.26	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,760	99.49%	$176,475,414.26	99.13%
Second Home	9	0.51%	$1,544,999.00	0.87%
Total	1,769	100.00%	$178,020,413.26	100.00%

*Tables may not add to 100% due to rounding.

EXCEPTION DETAIL

The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

S&P Exceptions	# of Loans	Grade Impact	Exception Type
Fannie Mae 2014 - 3% Points and Fees	108	B	Compliance
Missing Document: Missing Lender's Initial 1003	43	B	Compliance
(Missing Data) Last Rate Set Date	39	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	17	B	Compliance
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	9	B	Compliance
Washington Residential Mortgage Loan (Disclosure of Material Terms Not Provided Timely)	7	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	4	B	Compliance

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Missing Initial Loan Application Test	3	B	Compliance
HELOC Fees Used For Testing	3	B	Compliance
South Carolina Home Loan (Complaint Agency Disclosure Not Provided)	2	B	Compliance
Notice of Special Flood Hazard Disclosure Missing	2	B	Compliance
Right of Rescission Not Provided - Purchase HELOC	2	B	Compliance
Colorado Consumer Credit Code (Borrower Written Reason for Loan, Modification, or Refinance Not Provided)	2	B	Compliance
South Carolina Home Loan (Acknowledgement of Receipt of Complaint Agency Disclosure Not In File)	1	B	Compliance
(County High Cost) Cook County Threshold Loan (Calculated APR/Rate)	1	B	Compliance
Colorado Home Loan (Tangible Net Benefit Disclosure Not Provided)	1	B	Compliance
Ohio Consumer Sales Practices Act (Right Not To Close Disclosure Not Provided Timely)	1	B	Compliance
Right of Rescission Timing HELOC - Receipt Date Missing	1	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Received Timely)	1	B	Compliance
Notice of Right To Cancel Not Provided to All Required Parties	1	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Retained by Lender)	1	B	Compliance
Ohio Consumer Sales Practices Act Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Signed)	1	B	Compliance
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	132	B	Credit
Title Policy Coverage is less than Original Loan Amount.	22	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	21	B	Credit
Verification(s) of employment is not within 10 business days of the Note.	12	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	9	B	Credit
Ineligible property type.	6	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	5	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	4	B	Credit
Guideline Requirement: Investor qualifying total debt ratio discrepancy.	3	B	Credit
Income Docs Missing:	2	B	Credit
Guideline Requirement: Combined High loan to value discrepancy.	2	B	Credit
FEMA Disaster Issue: Property is located in a FEMA Disaster area and has not been inspected.	2	B	Credit
The verification of employment is required and was not found in file.	1	B	Credit
Missing Document: Missing Final 1003	1	B	Credit
REO Documents are missing.	1	B	Credit
Appraisal is required to be in name of Lender	2	B	Property
Loan is to be securitized. Highest level secondary valuation supports the value. There is a lower level tertiary product that does not support the qualifying value. Appraisal was provided from prior transaction.; Sec ID: 62	1	B	Property

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DBRS, Fitch and Kroll Exceptions	# of Loans	Grade Impact	Exception Type
Fannie Mae 2014 - 3% Points and Fees	108	B	Compliance
Missing Document: Missing Lender's Initial 1003	43	B	Compliance
(Missing Data) Last Rate Set Date	39	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	17	B	Compliance
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	9	B	Compliance
Washington Residential Mortgage Loan (Disclosure of Material Terms Not Provided Timely)	7	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	4	B	Compliance
Missing Initial Loan Application Test	3	B	Compliance
HELOC Fees Used For Testing	3	B	Compliance
South Carolina Home Loan (Complaint Agency Disclosure Not Provided)	2	B	Compliance
Notice of Special Flood Hazard Disclosure Missing	2	B	Compliance
Right of Rescission Not Provided - Purchase HELOC	2	B	Compliance
Colorado Consumer Credit Code (Borrower Written Reason for Loan, Modification, or Refinance Not Provided)	2	B	Compliance
South Carolina Home Loan (Acknowledgement of Receipt of Complaint Agency Disclosure Not In File)	1	B	Compliance
(County High Cost) Cook County Threshold Loan (Calculated APR/Rate)	1	B	Compliance
Colorado Home Loan (Tangible Net Benefit Disclosure Not Provided)	1	B	Compliance
Ohio Consumer Sales Practices Act (Right Not To Close Disclosure Not Provided Timely)	1	B	Compliance
Right of Rescission Timing HELOC - Receipt Date Missing	1	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Received Timely)	1	B	Compliance
Notice of Right To Cancel Not Provided to All Required Parties	1	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Retained by Lender)	1	B	Compliance
Ohio Consumer Sales Practices Act Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Signed)	1	B	Compliance
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	132	B	Credit
Title Policy Coverage is less than Original Loan Amount.	22	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	21	B	Credit
Verification(s) of employment is not within 10 business days of the Note.	12	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	9	B	Credit
Ineligible property type.	6	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	5	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	4	B	Credit
Guideline Requirement: Investor qualifying total debt ratio discrepancy.	3	B	Credit

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Income Docs Missing:	2	B	Credit
Guideline Requirement: Combined High loan to value discrepancy.	2	B	Credit
FEMA Disaster Issue: Property is located in a FEMA Disaster area and has not been inspected.	2	B	Credit
The verification of employment is required and was not found in file.	1	B	Credit
Missing Document: Missing Final 1003	1	B	Credit
REO Documents are missing.	1	B	Credit
Appraisal is required to be in name of Lender	2	B	Property
Loan is to be securitized. Highest level secondary valuation supports the value. There is a lower level tertiary product that does not support the qualifying value. Appraisal was provided from prior transaction.; Sec ID: 62	1	B	Property

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